Exhibit 99.1
For immediate release
October 17, 2007
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q3 2007
DALLAS — October 17, 2007 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the third quarter of 2007.
•	EPS increased 10% for the quarter

•	Net income increased 10%

•	Loans held for investment grew 30%

•	Total deposits grew 19%
“We are pleased to report another very solid quarter highlighted by record growth in loans,” said Jody Grant, chairman and CEO. “This extraordinary loan growth, plus our success in controlling our growth in non-interest expenses, has significantly contributed to the growth in earnings per share. These results reflect the underlying strength and diversity of the Texas economy, which have more than offset any weakness in a particular sector.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q3 2007	Q3 2006	% Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$8,844	$8,037	10%
Diluted EPS(1)	$.33	$.30	10%
ROA(1)	.88%	.94%
ROE(1)	12.73%	13.83%
Diluted Shares	26,767	26,412

BALANCE SHEET
Total Assets(1)	$4,077,290	$3,463,009	18%
Demand Deposits	471,109	467,750	1%
Total Deposits	3,295,707	2,776,648	19%
Loans Held for Investment	3,296,039	2,543,059	30%
Total Loans(1)	3,414,260	2,694,314	27%
Stockholders’ Equity	284,209	239,792	19%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $8.8 million for the third quarter of 2007 compared to $8.0 million for the third quarter of 2006. On a fully diluted basis, earnings per share from continuing operations were $.33 for the three months ended September 30, 2007, compared to $.30 for the same quarter last year, an increase of 10 percent. Results of discontinued operations were net losses of $602,000 and $167,000 for the third quarters 2007 and 2006, respectively. The discussion below relates only to continuing operations.
Return on average equity was 12.73 percent and return on average assets was .88 percent for the third quarter of 2007, compared to 13.83 and .94 percent, respectively, for the third quarter of 2006.
Net interest income was $36.8 million for the third quarter of 2007, compared to $30.1 million for the third quarter of 2006. The increase was due to an increase in average earning assets of $635.9 million over levels reported in the third quarter of 2006. The increase in average earning assets included a $716.4 million increase in average loans held for investment offset by a slight decrease in average loans held for sale and a decrease of $75.0 million in average securities. The net interest margin in the third quarter of 2007 was 3.86 percent, a 6 basis point increase from the third quarter of 2006 and a 3 basis point increase from the second quarter of 2007.
Average total deposits increased by $390.1 million from the third quarter of 2006 and increased by $244.2 million from the second quarter of 2007. For the same periods, the average balance of demand deposits increased by 1 percent to $469.6 million from $464.6 million during the third quarter of 2006 and increased $11.5 million, or 3 percent, from the second quarter of 2007. Average interest bearing liabilities increased $555.9 million from the third quarter of 2006, which included a $130.5 million increase in other borrowings.
Key measures of credit quality remained favorable. In the third quarter of 2007, net charge-offs were $59,000, compared to net recoveries of $445,000 in the third quarter of 2006 and net charge-offs of $27,000 in the second quarter of 2007. For the year-to-date, the Company has realized a net recovery of $300,000, and for the most recent 12-months, net charge-offs were $538,000. Non-accrual loans were $8.7 million, or .26 percent of loans at the end of the third quarter of 2007, compared to $6.4 million, or .25 percent of loans at the end of third quarter of 2006, and $8.7 million, or .28 percent at the end of the second quarter of 2007. Loans 90 days past due and still accruing were $4.4 million at the end of the third quarter of 2007 compared to $2.6 million at the end of the third quarter of 2006. At September 30, 2007, the $4.4 million of past due loans included $1.3 million in premium finance loans. The premium finance loans are generally secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date. The Company recorded a $2.0 million provision for loan losses in the third quarter of 2007, compared to $750,000 in the third quarter of 2006 and $1.5 million in the second quarter of 2007. Reserve coverage of historical losses and non-performing assets remains strong. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the third quarter of 2007 increased $169,000, or 4 percent, to $4.6 million from $4.5 million in the third quarter of 2006. The increase is primarily related to a $434,000 increase in rental income on leased equipment from $1.1 million to $1.6 million related to expansion of our operating lease portfolio. Service charge income increased $309,000 and trust fee income increased $174,000. Offsetting these increases was reduced contribution from mortgage warehouse, including brokered loan fees and mark to market.
Non-interest expense for the third quarter of 2007 increased $4.3 million, or 20 percent, to $25.9 million from $21.6 million in the third quarter of 2006. The increase is primarily related to a $2.8 million increase in salaries and employee benefits to $15.3 million from $12.5 million, of which $558,000 relates to an increase in FAS 123R expense. The remaining increase in salaries and employee benefits resulted from growth, including higher level of variable incentives. Expansion of the operating lease portfolio resulted in an increase of $383,000 in equipment depreciation expense to $1.3 million in the third quarter of 2007 from $928,000 in the third quarter of 2006.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
 (Dollars in thousands except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2007	2007	2007	2006	2006

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$76,368	$72,419	$67,163	$66,178	$62,848
Interest expense	39,609	37,948	35,496	34,346	32,747

Net interest income	36,759	34,471	31,667	31,832	30,101
Provision for loan losses	2,000	1,500	1,200	1,000	750

Net interest income after provision for loan losses	34,759	32,971	30,467	30,832	29,351
Non-interest income	4,647	5,288	5,136	4,833	4,478
Non-interest expense	25,894	25,411	24,095	23,993	21,635

Income from continuing operations before income taxes	13,512	12,848	11,508	11,672	12,194
Income tax expense	4,668	4,463	3,922	3,958	4,157

Net income from continuing operations	8,844	8,385	7,586	7,714	8,037
Income (loss) from discontinued operations (after-tax)	(602)	(180)	36	356	(167)

Net income	$8,242	$8,205	$7,622	$8,070	$7,870

Diluted EPS from continuing operations	$.33	$.31	$.29	$.29	$.30
Diluted EPS	$.31	$.31	$.29	$.31	$.30

Diluted shares	26,766,788	26,711,437	26,440,556	26,373,726	26,411,834

CONSOLIDATED BALANCE SHEET DATA(1)
Total assets	$4,077,290	$3,943,518	$3,807,232	$3,658,505	$3,463,009
Loans held for investment	3,296,039	3,091,657	2,885,963	2,722,097	2,543,059
Loans held for sale	118,221	176,022	208,074	199,014	151,255
Securities	476,448	490,967	508,296	532,053	554,732
Demand deposits	471,109	495,010	507,686	513,930	467,750
Total deposits	3,295,707	3,112,560	3,086,737	3,069,330	2,776,648
Other borrowings	358,510	421,668	331,118	211,559	338,801
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	284,209	270,097	263,616	253,515	239,792

End of period shares	26,243,149	26,189,562	26,101,994	26,065,124	26,031,829
Book value (excluding securities gains/losses)	$11.00	$10.64	$10.27	$9.93	$9.50
Tangible book value	$10.53	$10.01	$9.79	$9.23	$8.71

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	3.86%	3.83%	3.78%	3.86%	3.80%
Return on average assets	.88%	.88%	.84%	.87%	.94%
Return on average equity	12.73%	12.59%	12.12%	12.53%	13.83%
Non-interest income to earning assets	.48%	.58%	.61%	.58%	.56%
Efficiency ratio	62.5%	63.9%	65.5%	65.4%	62.6%
Non-interest expense to earning assets	2.70%	2.80%	2.86%	2.89%	2.71%
From consolidated
Net interest margin	3.86%	3.84%	3.77%	3.84%	4.01%
Return on average assets	.82%	.86%	.84%	.90%	.91%
Return on average equity	11.86%	12.32%	12.18%	13.11%	13.54%

Tier 1 capital ratio	9.6%	9.8%	9.8%	9.7%	11.1%
Total capital ratio	10.7%	10.9%	11.1%	11.2%	11.8%
Tier 1 leverage ratio	9.4%	9.4%	9.5%	9.2%	10.2%

(1)	From continuing operations

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
 (Dollars in thousands)

	September 30,	September 30,	%
	2007	2006	Change

Assets
Cash and due from banks	$75,724	$113,461	(33)%
Securities, available-for-sale	476,448	554,732	(14)%
Loans held for sale	118,221	151,255	(22)%
Loans held for sale from discontinued operations	863	31,004	(97)%
Loans held for investment (net of unearned income)	3,296,039	2,543,059	30%
Less: Allowance for loan losses	26,003	20,841	25%

Loans held for investment, net	3,270,036	2,522,218	30%
Premises and equipment, net	42,224	31,605	34%
Accrued interest receivable and other assets	86,746	76,616	13%
Goodwill and intangibles, net	7,891	13,122	(40)%

Total assets	$4,078,153	$3,494,013	17%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$471,109	$467,750	1%
Interest bearing	1,788,809	1,490,010	20%
Interest bearing in foreign branches	1,035,789	818,888	26%

Total deposits	3,295,707	2,776,648	19%

Accrued interest payable	7,312	5,188	41%
Other liabilities	19,009	20,178	(6)%
Federal funds purchased	216,744	181,780	19%
Repurchase agreements	7,820	55,844	(86)%
Other borrowings	133,946	101,177	32%
Long-term debt	113,406	113,406	—

Total liabilities	3,793,944	3,254,221	17%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 26,243,149 and 26,031,829 at September 30, 2007 and 2006, respectively	263	261
Additional paid-in capital	188,265	179,017
Retained earnings	100,232	68,093
Treasury stock (shares at cost: 84,691 and 84,274 at September 30, 2007 and 2006, respectively)	(581)	(573)
Deferred compensation	573	573
Accumulated other comprehensive loss	(4,543)	(7,579)

Total stockholders’ equity	284,209	239,792	19%

Total liabilities and stockholders’ equity	$4,078,153	$3,494,013	17%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
 (In thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2007	2006	2007	2006

Interest income
Interest and fees on loans	$70,719	$56,320	$198,419	$150,812
Securities	5,623	6,488	17,460	20,045
Federal funds sold	12	24	27	51
Deposits in other banks	14	16	44	40

Total interest income	76,368	62,848	215,950	170,948
Interest expense
Deposits	32,690	28,337	93,311	70,013
Federal funds purchased	3,554	1,753	9,474	6,094
Repurchase agreements	175	665	839	3,429
Other borrowings	1,102	634	3,231	2,078
Long-term debt	2,088	1,358	6,198	3,353

Total interest expense	39,609	32,747	113,053	84,967

Net interest income	36,759	30,101	102,897	85,981
Provision for loan losses	2,000	750	4,700	3,000

Net interest income after provision for loan losses	34,759	29,351	98,197	82,981
Non-interest income
Service charges on deposit accounts	1,089	780	2,935	2,441
Trust fee income	1,182	1,008	3,453	2,717
Bank owned life insurance (BOLI) income	288	255	887	833
Brokered loan fees	452	656	1,505	1,508
Equipment rental income	1,581	1,147	4,533	2,475
Other	55	632	1,758	2,234

Total non-interest income	4,647	4,478	15,071	12,208
Non-interest expense
Salaries and employee benefits	15,254	12,542	44,573	36,871
Net occupancy expense	2,194	1,907	6,269	5,872
Leased equipment depreciation	1,311	928	3,722	2,095
Marketing	669	690	2,154	2,298
Legal and professional	1,799	1,590	5,202	4,402
Communications and data processing	849	843	2,519	2,268
Franchise taxes	46	58	176	223
Other	3,772	3,077	10,785	8,890

Total non-interest expense	25,894	21,635	75,400	62,919

Income from continuing operations before income taxes	13,512	12,194	37,868	32,270
Income tax expense	4,668	4,157	13,053	11,003

Income from continuing operations (after-tax)	8,844	8,037	24,815	21,267
Income (loss) from discontinued operations (after-tax)	(602)	(167)	(746)	(413)

Net income	$8,242	$7,870	$24,069	$20,854

Basic earnings per share:
Income from continuing operations	$.34	$.31	$.95	$.82
Net income	$.31	$.30	$.92	$.80
Diluted earnings per share:
Income from continuing operations	$.33	$.30	$.93	$.80
Net income	$.31	$.30	$.90	$.79

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2007	2007	2007	2006	2006

Beginning balance	$24,062	$22,589	$21,003	$20,841	$19,646
Loans charged-off:
Commercial	100	93	146	837	70
Consumer	45	3	—	—	—
Leases	10	58	—	36	—

Total	155	154	146	873	70
Recoveries:
Commercial	72	49	504	12	441
Consumer	1	—	13	—	—
Leases	23	78	15	23	74

Total recoveries	96	127	532	35	515

Net charge-offs (recoveries)	59	27	(386)	838	(445)
Provision for loan losses	2,000	1,500	1,200	1,000	750

Ending balance	$26,003	$24,062	$22,589	$21,003	$20,841

Reserve to loans held for investment (2)	.79%	.78%	.78%	.77%	.82%
Reserve to average loans held for investment (2)	.81%	.81%	.82%	.80%	.84%
Net charge-offs (recoveries) to average loans (1) (2)	.01%	.00%	(.06)%	.13%	(.07)%
Net charge-offs (recoveries) to average loans for last twelve months(1) (2)	.02%	.00%	.06%	.08%	.05%
Provision for loan losses to average loans (1) (2)	.25%	.20%	.18%	.15%	.12%

Non-performing loans:
Loans past due (90 days) (3) (4)	$4,356	$1,860	$4,828	$2,142	$2,627
Non-accrual (4)	8,690	8,718	8,843	9,088	6,432

Total	$13,046	$10,578	$13,671	$11,230	$9,059

Other real estate owned (4)	$501	$89	$89	$882	$882

Reserve to non-performing loans	2.0x	2.3x	1.7x	1.9x	2.3x
Reserve to non-accrual loans	3.0x	2.8x	2.6x	2.3x	3.2x
Reserve to non-performing assets	1.9x	2.3x	1.6x	1.7x	2.1x
Non-accrual loans to loans(2)	.26%	.28%	.31%	.33%	.25%
Loans past due 90 days to loans(2)	.13%	.06%	.17%	.08%	.10%
Non-performing loans to loans(2)	.40%	.34%	.47%	.41%	.36%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At September 30, 2007, loans past due 90 days and still accruing includes premium finance loans of $1.3 million. These loans are generally secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date. The total also includes $274,000 USDA guaranteed loans.

(4)	Non-performing assets include $2.4 million of mortgage warehouse loans.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2007	2007	2007	2006	2006

Interest income
Interest and fees on loans	$70,719	$66,526	$61,174	$59,882	$56,320
Securities	5,623	5,868	5,969	6,266	6,488
Federal funds sold	12	10	5	14	24
Deposits in other banks	14	15	15	16	16

Total interest income	76,368	72,419	67,163	66,178	62,848
Interest expense
Deposits	32,690	29,731	30,890	29,487	28,337
Federal funds purchased	3,554	3,767	2,153	1,793	1,753
Repurchase agreements	175	270	394	587	665
Other borrowings	1,102	2,117	12	393	634
Long-term debt	2,088	2,063	2,047	2,086	1,358

Total interest expense	39,609	37,948	35,496	34,346	32,747

Net interest income	36,759	34,471	31,667	31,832	30,101
Provision for loan losses	2,000	1,500	1,200	1,000	750

Net interest income after provision for loan losses	34,759	32,971	30,467	30,832	29,351
Non-interest income
Service charges on deposit accounts	1,089	953	893	865	780
Trust fee income	1,182	1,194	1,077	1,073	1,008
Bank owned life insurance (BOLI) income	288	301	298	301	255
Brokered loan fees	452	574	479	521	656
Equipment rental income	1,581	1,493	1,459	1,433	1,147
Other	55	773	930	640	632

Total non-interest income	4,647	5,288	5,136	4,833	4,478
Non-interest expense
Salaries and employee benefits	15,254	14,762	14,557	13,711	12,542
Net occupancy expense	2,194	2,055	2,020	2,111	1,907
Leased equipment depreciation	1,311	1,204	1,207	1,002	928
Marketing	669	728	757	785	690
Legal and professional	1,799	1,742	1,661	2,084	1,590
Communications and data processing	849	838	832	862	843
Franchise taxes	46	89	41	58	58
Other	3,772	3,993	3,020	3,380	3,077

Total non-interest expense	25,894	25,411	24,095	23,993	21,635

Income from continuing operations before income taxes	13,512	12,848	11,508	11,672	12,194
Income tax expense	4,668	4,463	3,922	3,958	4,157

Income from continuing operations (after-tax)	8,844	8,385	7,586	7,714	8,037
Income (loss) from discontinued operations (after-tax)	(602)	(180)	36	356	(167)

Net income	$8,242	$8,205	$7,622	$8,070	$7,870

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	3rd Quarter 2007			2nd Quarter 2007			1st Quarter 2007			4th Quarter 2006			3rd Quarter 2006
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$432,595	$5,187	4.76%	$452,118	$5,435	4.82%	$467,219	$5,535	4.80%	$490,001	$5,830	4.72%	$507,156	$6,055	4.74%
Securities — Non-taxable(2)	48,173	671	5.53%	48,291	666	5.53%	48,549	668	5.58%	48,573	669	5.46%	48,595	666	5.44%
Federal funds sold	885	12	5.38%	768	10	5.22%	418	5	4.85%	1,004	14	5.53%	1,750	24	5.44%
Deposits in other banks	1,217	14	4.56%	1,264	15	4.76%	1,097	15	5.55%	1,207	16	5.26%	1,498	16	4.24%
Loans held for sale	150,031	2,618	6.92%	191,979	3,440	7.19%	156,400	2,791	7.24%	155,620	2,791	7.12%	150,225	2,747	7.25%
Loans held for investment	3,195,480	68,101	8.46%	2,964,863	63,086	8.53%	2,767,834	58,383	8.55%	2,620,307	57,091	8.64%	2,479,057	53,573	8.57%
Less reserve for loan losses	24,065	—	—	22,633	—	—	21,001	—	—	20,751	—	—	19,823	—	—

Loans, net of reserve	3,321,446	70,719	8.45%	3,134,209	66,526	8.51%	2,903,233	61,174	8.55%	2,755,176	59,882	8.62%	2,609,459	56,320	8.56%

Total earning assets	3,804,316	76,603	7.99%	3,636,650	72,652	8.01%	3,420,516	67,397	7.99%	3,295,961	66,411	7.99%	3,168,458	63,081	7.90%
Cash and other assets	188,356			205,011			231,412			225,092			217,663

Total assets	$3,992,672			$3,841,661			$3,651,928			$3,521,053			$3,386,121

Liabilities and Stockholders’ Equity
Transaction deposits	$95,870	$239	0.99%	$93,488	$236	1.01%	$105,592	$282	1.08%	$97,428	$276	1.12%	$99,549	$284	1.13%
Savings deposits	848,760	9,393	4.39%	794,668	8,792	4.44%	821,526	9,175	4.53%	879,452	10,063	4.54%	769,271	8,703	4.49%
Time deposits	760,511	9,877	5.15%	655,440	8,416	5.15%	769,485	9,756	5.14%	598,258	7,658	5.08%	643,708	8,069	4.97%
Deposits in foreign branches	1,037,813	13,181	5.04%	966,686	12,287	5.10%	915,229	11,677	5.17%	875,851	11,490	5.20%	845,338	11,281	5.29%

Total interest bearing deposits	2,742,954	32,690	4.73%	2,510,282	29,731	4.75%	2,611,832	30,890	4.80%	2,450,989	29,487	4.77%	2,357,866	28,337	4.77%
Other borrowings	368,824	4,831	5.20%	469,999	6,154	5.25%	207,303	2,559	5.01%	219,644	2,773	5.01%	238,350	3,052	5.08%
Long-term debt	113,406	2,088	7.30%	113,406	2,063	7.30%	113,406	2,047	7.32%	113,406	2,086	7.30%	73,064	1,358	7.37%

Total interest bearing liabilities	3,225,184	39,609	4.87%	3,093,687	37,948	4.92%	2,932,541	35,496	4.91%	2,784,039	34,346	4.89%	2,669,280	32,747	4.87%
Demand deposits	469,610			458,096			439,071			470,701			464,645
Other liabilities	22,173			22,650			26,494			22,106			21,633
Stockholders’ equity	275,705			267,228			253,822			244,207			230,563

Total liabilities and stockholders’ equity	$3,992,672			$3,841,661			$3,651,928			$3,521,053			$3,386,121

Net interest income		$36,994			$34,704			$31,901			$32,065			$30,334
Net interest margin			3.86%			3.83%			3.78%			3.86%			3.80%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.
Additional information from discontinued operations:

Loans held for sale	$1,259			$4,155			$12,068			$22,763			$27,422
Borrowed funds	1,259			4,155			12,068			22,763			27,422
Net interest income		$5			$115			$46			$87			$1,972
Net interest margin — consolidated			3.86%			3.84%			3.77%			3.84%			4.01%